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                                                                      EXHIBIT 99

                 MASCO CORPORATION AND CONSOLIDATED SUBSIDIARIES
         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


                                   May 9, 2003


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

         The certification set forth below is being submitted to the Securities and Exchange Commission solely for the purpose of complying with Section 1350 of Chapter 63 of Title 18 of the United States Code. This certification is not to be deemed to be filed pursuant to the Securities Exchange Act of 1934 and does not constitute a part of the Quarterly Report on Form 10-Q (the "Report") accompanying this letter.

         Richard A. Manoogian, the Chief Executive Officer, and Timothy Wadhams, the Chief Financial Officer, of Masco Corporation, each certify that, to the best of my knowledge:

         1. Such Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of Masco Corporation.


                                             /s/ Richard A. Manoogian
                                             ----------------------------------
                                             Name: Richard A. Manoogian
                                             Title: Chief Executive Officer


                                             /s/ Timothy Wadhams
                                             ----------------------------------
                                             Name:   Timothy Wadhams
                                             Title:  Vice President and
                                                         Chief Financial Officer




         A signed original of this written statement required by Section 906 has been provided to Masco Corporation and will be retained by Masco Corporation and furnished to the Securities and Exchange Commission or its staff upon request.